UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

 TAKUNG ART CO., LTD

 (Exact name of registrant as specified in its charter)

Delaware	333-176329	26-4731758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat/RM 03-04 20/F Hutchison House

10 Harcourt Road, Central Hong Kong

(Address of Principal Executive Offices)

Registrant’s telephone number: +852 3158 0977

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On April 26, 2016, Marcum LLP (“Marcum”) was appointed as the new independent registered public accounting firm for Takung Art Co., Ltd (the “Company”). The decision to appoint Marcum was approved by the Audit Committee of the Company’s Board of Directors. Prior to engaging Marcum on April 26, 2016, the Company has not consulted Marcum regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did the Company consult with Marcum regarding any disagreements with the Company’s prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Simultaneously with the appointment of Marcum, on April 26, 2016, AWC (CPA) Limited (“AWC”) was terminated as the independent registered public accounting firm for the Company. The decision to change audit firms from AWC to Marcum was approved by the Audit Committee of the Company’s Board of Directors.

The report of AWC on the financial statements of the Company as of and for the years ended December 31, 2015 and December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company’s years ended December 31, 2015 and 2014, and through April 26, 2016, there were no disagreements with AWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to AWC’s satisfaction, would have caused AWC to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements.

During the Company’s years ended December 31, 2015 and 2014, and through April 26, 2016, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided AWC with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that AWC furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16 hereto is a copy of AWC’s letter to the SEC, dated April 26, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 16	Letter from AWC (CPA) Limited to the Securities and Exchange Commission dated April 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Takung Art Co., Ltd

Date: April 26, 2016

/s/ Di Xiao
Name: Di Xiao
Title: Chief Executive Officer and Director